UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2013

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

On June 28, 2013 and pursuant to Rule 3-09 of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Visteon Corporation (the “Company”) filed an amended Annual Report on Form 10-K/A to include in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 certain consolidated financial statements and related notes of Yanfeng Visteon Automotive Trim Systems Company Limited, an unconsolidated joint venture incorporated in the Peoples Republic of China in which the Company owns a 50% interest (“YFV”). In connection with such amended report, the Company is making available to investors and security analysts certain supplemental financial information attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Ac, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Supplemental financial information of the Company relating to YFV.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: June 28, 2013	By:	/s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Supplemental financial information of Visteon Corporation relating to Yanfeng Visteon Automotive Trim Systems Company Limited.